UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8K

                               CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 19, 2005


                      ADDVANTAGE TECHNOLOGIES GROUP, INC.
            (Exact name of registrant as specified in its charter)



       Oklahoma                   1-10799                  73-1351610
(State or other jurisdiction    (Commission              (IRS Employer
   of incorporated)             File Number)           Identification No.)



          1605 E. Iola
      Broken Arrow, Oklahoma                                74012
(Address of principal executive office)                  (Zip Code)

                             (918) 251-9121
           (Registrants telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02.  Results of Operations and Financial Condition

On December 19, 2005, ADDvantage Technologies Group, Inc. issued a press release announcing its financial results for its fourth quarter of fiscal 2005 that ended September 30, 2005. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. The information disclosed in this report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits

(c)  The following exhibits are filed herewith:

Exhibit 99.1     Press Release dated December 19, 2005.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADDVANTAGE TECHNOLOGIES GROUP, INC.


Date:  December 19, 2005                /s/Ken Chymiak
                                    ------------------------------
                                    By:  Ken Chymiak
                                    Its: President





                               EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

Exhibit 99.1 Press Release of ADDvantage Technologies Group, Inc. dated December 19, 2005 announcing its financial results for its fouth quarter of fiscal 2005 that ended September 30, 2005.